                                    GUARANTY
                                    --------

     GUARANTY, dated as of October 18, 2000, made by Michael V. Roberts, an individual with an address at 1408 North Kingshighway, Suite 300, St. Louis, MO 63113 (the "GUARANTOR"), in favor of Alamosa Operations, Inc., a Delaware corporation (the "LENDER").

                              W I T N E S S E T H :

     WHEREAS, Roberts Tower Company (the "BORROWER") and the Lender are parties to a LOAN AGREEMENT dated as of October 18, 2000 (as amended from time to time, the "LOAN AGREEMENT"); and

     WHEREAS, the Guarantor has ownership interests in the Borrower and derives benefits from the Loan;

     NOW, THEREFORE, in consideration of the premises and the agreements herein, the Guarantor hereby agrees with the Lender as follows:

     SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 2. Guaranty. The Guarantor hereby (a) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Note, the Loan Agreement and the other Loan Documents, including, without limitation, the Loan, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses or otherwise (the "GUARANTEED OBLIGATIONS"); and (b) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing its rights under this Guaranty.

     SECTION 3. Guarantor's Obligations Unconditional.

     (a) The Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor agrees that his guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Lender to any other guaranty or any collateral that may secure any of the Guaranteed Obligations. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Loan Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower of any other guarantor if any of the Guaranteed Obligations or whether the Borrower or any such other guarantor is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Guaranteed Obligations in excess of the amount permitted by any lending formulas or other conditions contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Guaranteed Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any natural person, corporation, limited partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organizations, whether or not legal entities, and Governmental Authorities (as hereinafter defined) (collectively, "Person"), including, without limitation, the Lender, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor in respect of the Guaranteed Obligations or the Guarantor in respect hereof.

     (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Guaranteed Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been indefeasibly paid in full in cash and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Guaranteed Obligation by the Borrower; (iii) notice of any actions taken by the Lender under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Guaranteed Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this
Section 4, might constitute grounds for relieving the Guarantor of his obligations hereunder; (v) any right to compel or direct the Lender to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Lender protect, secure, perfect or insure any Lien (as hereinafter defined) or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person and (vii) any other defense available to the Guarantor.

     SECTION 5. Subrogation. Until the indefeasible payment in full in cash of all Guaranteed Obligations together with all other expenses to be paid by the Guarantor and the termination of the Loan Agreement, the Guarantor hereby irrevocably waives and agrees he will not exercise any and all rights which he has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Borrower on account of any payments made under this Agreement, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations and all such other expenses shall not have been paid in full, such amount shall be (a) held in trust for the benefit of the Lender, (b) identified on the books and records of Guarantor as the Lender's property, and (c) segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lender to be applied in whole or in part by the Lender against the Guaranteed Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Loan Agreement.

     SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

     (a) The Guarantor has the legal capacity to own his assets, execute, deliver and perform this Guaranty.

     (b) The execution, delivery and performance by the Guarantor of this Guaranty (i) does not and will not contravene any applicable law; (ii) does not and will not violate any contractual restriction binding on or otherwise affecting the Guarantor or any of his assets or properties; and (iii) does not and will not result in or require the creation of any (x) lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (y) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities ("LIEN") upon or with respect to any of the Guarantor's properties.

     (c) No authorization, approval or other action by, and no notice to or filing with, any federal, state, provincial, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government ("GOVERNMENTAL AUTHORITY") or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty.

     (d) This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principles affecting the enforcement of creditor's rights generally.

     (e) There is no pending or, to the best knowledge of the Guarantor after due inquiry, threatened action, suit or proceeding against the Guarantor or to which any of the assets of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the condition (financial or otherwise) of the Guarantor.

     (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs and financial condition of the Borrower, and has no need of, or right to obtain from the Lender, any credit or other information concerning the affairs or financial condition of the Borrower that may come under the control of the Lender.

     (g) All federal, state, local and foreign tax returns, reports and statements (collectively, the "TAX RETURNS") required to be filed by the Guarantor have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any extensions obtained for the filing thereof), all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof.

     (h) No written statement prepared or furnished to the Lender in connection with the transactions contemplated hereby, by or on behalf of the Guarantor, when all such statements are taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading. All facts known to the Guarantor which are material to an understanding of the financial condition, business, properties or prospects of the Guarantor and the Borrower have been disclosed to the Lender.

     (i) The Guarantor is not in default under or with respect to any contractual obligation owed by the Guarantor and, to the knowledge of the Guarantor after due inquiry, no other party is in default under or with respect to any contractual obligation owed to the Guarantor.

     (j) No Event of Default (as hereinafter defined) or event which, with the lapse of time and/or notice, would become an Event of Default (such event, a "DEFAULT") has occurred and is continuing.

     SECTION 7. Covenants. Until the indefeasible payment in full in cash of all Guaranteed Obligations and all other expenses to be paid by the Guarantor:

     (a) The Guarantor shall furnish to the Lender no later than December 1, 2000 a summary of assets and liabilities of the Guarantor as of June 30, 2000, in form and substance acceptable to the Lender, together with a schedule of contingent liabilities, signed by the Guarantor as fairly presenting his financial condition as of such date.

     (b) The Guarantor shall have a minimum net worth of $ 25 million.

     (c) The Guarantor shall comply in all material respects with all requirements of law, contractual obligations, commitments, instruments, licenses, permits and franchises, the noncompliance with could reasonably be expected to have a material adverse effect on (i) the business, assets, revenues, results of operations, or financial condition of the Borrower, (ii) the ability of the Borrower to perform its material obligations under the Loan Documents or (iv) the validity or enforceability of the Loan Documents, the Lender's Liens or the Lender's rights and remedies under the Loan Documents ("MATERIAL ADVERSE EFFECT").

     (d) The Guarantor shall pay and discharge, before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies.

     (e) The Guarantor shall furnish to the Lender promptly and in any event within two business days after the Guarantor becomes (or should have become) aware of the existence of

(i) any breach or non-performance of, or any default under, any contractual obligation which is material to the business, prospects operations or financial condition of the Borrower or the Guarantor, as the case may be, or (ii) any event, development or other circumstances which has any reasonable likelihood of causing of resulting in a Material Adverse Effect, written notice in reasonable detail specifying the nature of the breach, non-performance, default, event, development or circumstance, including without limitation, the anticipated effect thereof, which notice shall be promptly confirmed in writing within five days.

     (f) (A) If the Mergers are not consummated and the Guaranteed Obligations are not paid in full , the Guarantor shall, within ninety (90) days after the date of a written notice delivered by Lender to RWC advising RWC that the Merger Agreement is being terminated and that the Mergers will not be consummated, assign, transfer and convey to Lender, without recourse, all or a portion of his membership interests in RWC so that Lender shall own, in addition to any other membership interests in RWC that the Lender may already own or have the right to own under any other agreement with RWC, the Guarantor or others, on a fully diluted basis, 10% of the total memberships interests in RWC, free and clear of all liens and encumbrances. Such obligation of the Guarantor is evidenced by the Assignment Agreement in the Form of Exhibition B to the Loan Agreement.

         (B) If (x) the Mergers are consummated, and (y) the Guaranteed Obligations are not paid in full prior to or simultaneously with the Parent Merger, the Roberts agree that Lender shall be entitled to retain all or a portion of the cash and stock due to the Roberts as part of the Parent Merger consideration and apply such consideration towards the payment of the Guaranteed Obligations.

     SECTION 8. Events of Default. Each of the following shall constitute an "EVENT OF DEFAULT":

     (a) The Guarantor shall fail to perform any term, covenant or agreement contained herein;

     (b) Any representation or warranty of the Guarantor herein shall prove to have been false in any material respect as of the date on which it was made or deemed to have been made;

     (c) The Guarantor shall die or become incapacitated;

     (d) The Guarantor shall (i) apply for or consent to the appointment of a receiver, custodian, trustee or liquidator; (ii) be generally unable to pay his debts as such debts become due; (iii) make a general assignment for the benefit of the Guarantor's creditors; (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect); (v) file a petition seeking to take advantage of any other law of any jurisdiction relating to bankruptcy, insolvency, or composition or readjustment of debts;
   (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against the Guarantor in an involuntary case under the United States Bankruptcy Code; or (vii) take any action for the purpose of effecting any of the foregoing;

     (e) A proceeding or case shall be commenced, without the application or consent of the Guarantor, in any court of competent jurisdiction, seeking (i) the liquidation of his assets, or the composition or readjustment of his debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of his assets, or (iii) similar relief in respect of the Guarantor under any law of any jurisdiction relating to bankruptcy, insolvency, or the composition or readjustment of debts, and such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of sixty (60) days; or an order for relief against the Guarantor shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar law of any jurisdiction; or

     (f) The Guarantor shall disavow this Guaranty.

     SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Guarantor, to the address set forth below his signature to this Guaranty; if to the Lender, to it at its address set forth in the Loan Agreement; or, as to any such Person, at such other address as shall be designated by said Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective
(i) if mailed, when received or three business days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, or (iii) if delivered, upon delivery.

     SECTION 10. Consent to Jurisdiction; Waiver of Immunities.

     (a) The Guarantor hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in _________ in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor at its address specified in Section 9 hereof, in the case of mailing, such service to become effective thirty (30) days after such mailing. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Nothing in this Section 10 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

     (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which he may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court referred to above and any claim that any such action or proceeding has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to himself or his property, the Guarantor hereby irrevocably waives such immunity in respect of his obligations under this Guaranty and the other Loan Documents.

     SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE LENDER WAIVES ANY RIGHT TO A TRIAL BY JURY

IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 12. Miscellaneous.

     (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lender, at such address specified by the Lender from time to time by notice to the Guarantor.

     (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (c) No failure on the part of the Lender, to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

     (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (e) This Guaranty shall (i) be binding on the Guarantor and his heirs and legal representatives, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors or transferees in respect of the Note and the other Loan Documents.

     (f) At any time and from time to time, upon the request of the Lender, the Guarantor shall execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to effect fully the intent and purposes of this Guaranty and the Loan Documents, and any other agreements, instruments and documents delivered pursuant hereto or in connection with the making of the Loan, in proper form for recording and otherwise in form and substance reasonably satisfactory to the Lender and its counsel.

     (g) This Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas applicable to contracts made and to be performed therein without regard to conflict of law principles.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

                                         By:/s/ Michael V. Roberts
                                            ------------------------------------
                                            Name: Michael V. Roberts
                                            Address:
                                                     ----------
                                            1408 N. Kingshighway
                                            --------------------
                                            St. Louis, MO 63113
                                            --------------------

                                            --------------------